Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, John S. Chen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Sybase, Inc. on Form 10-K for the period ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of Sybase, Inc.

Dated: August 6, 2010	By:	/s/ John S. Chen
		Name:	John S. Chen
		Title:	Chief Executive Officer and President

I, Jeffrey G. Ross, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Sybase, Inc. on Form 10-K for the period ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of Sybase, Inc.

Dated: August 6, 2010	By:	/s/ Jeffrey G. Ross
		Name:	Jeffrey G. Ross
		Title:	Senior Vice President and Chief Financial Officer